Exhibit 10.1

EXECUTION VERSION

MAGNUM HUNTER RESOURCES CORP.

THIRD AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

THIS THIRD AMENDMENT TO THE RESTRUCTURING SUPPORT AGREEMENT (this “Amendment”), which shall be effective on the first date that this Amendment has been executed by the Required Amendment Parties (as defined herein), is made by and among all of the following: (i) each of the Debtors; (ii) Second Lien Backstoppers holding 50.1% or more of the Second Lien Backstoppers’ aggregate DIP Financing commitment or their transferees pursuant to a valid transfer under the Restructuring Support Agreement (the “Majority Second Lien Backstoppers”); and (iii) Noteholder Backstoppers holding 50.1% or more of the Noteholder Backstoppers’ aggregate DIP Financing commitment or their transferees pursuant to a valid transfer under the Restructuring Support Agreement (the “Majority Noteholder Backstoppers,” and, together with the Debtors and the Majority Second Lien Backstoppers, the “Required Amendment Parties”), and amends that certain Restructuring Support Agreement, dated as of December 15, 2015, by and among the Debtors and the Restructuring Support Parties, as amended pursuant to that certain First Amendment (the “First Amendment”) to the Restructuring Support Agreement, dated as of February 25, 2016, and that certain Second Amendment (the “Second Amendment”) to the Restructuring Support Agreement, dated as of April 1, 2016  (the “Restructuring Support Agreement”).  Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Restructuring Support Agreement.

RECITALS

WHEREAS, the Required Amendment Parties desire to amend the Restructuring Support Agreement to modify certain Milestones as provided in this Amendment;

WHEREAS, Section 4 of the Restructuring Support Agreement permits the Debtors to extend a Milestone with the express prior written consent of the Majority Second Lien Backstoppers and the Majority Noteholder Backstoppers;

WHEREAS, Section 26 of the Restructuring Support Agreement permits modifications, amendments, or supplements to the Restructuring Support Agreement with the consent of the Required Amendment Parties;

NOW, THEREFORE, in consideration of the mutual covenants and agreements and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Required Amendment Parties hereby agree to amend the Restructuring Support Agreement as follows:

AMENDMENT

1.                                      Amendments to the Restructuring Support Agreement.

(a)                                 Section 4(h) of the Restructuring Support Agreement is hereby deleted in its entirety and replaced with the following:

no later than April 18, 2016, the Bankruptcy Court shall have commenced the Confirmation Hearing;

(b)                                 Section 4(i) of the Restructuring Support Agreement is hereby deleted in its entirety and replaced with the following:

no later than April 19, 2016, the Bankruptcy Court shall have entered the Confirmation Order; and

(c)                                  Section 4(j) of the Restructuring Support Agreement is hereby deleted in its entirety and replaced with the following:

no later than May 3, 2016, the Debtors shall consummate the transactions contemplated by the Plan (the date of such consummation, the “Effective Date”), it being understood that the Debtors’ entry (as reorganized entities under the Plan) into the Exit Facility (as defined in the Term Sheet) and the satisfaction of the conditions precedent to the Effective Date (as set forth in the Exit Facility, the Plan, and the Term Sheet) shall be conditions precedent to the occurrence of the Effective Date.

2.                                      Ratification.  Except as specifically provided for in this Amendment, the First Amendment, and the Second Amendment, no changes, amendments, or other modifications have been made on or prior to the date hereof or are being made to the terms of the Restructuring Support Agreement or the rights and obligations of the parties thereunder, all of which such terms are hereby ratified and confirmed and remain in full force and effect.  Notwithstanding the effective date of this Amendment, this Amendment constitutes a valid extension of the applicable Milestones set forth in Section 4 of the Restructuring Support Agreement, in accordance with the final paragraph of Section 4 of the Restructuring Support Agreement.

3.                                      Effect of Amendment.  This Amendment shall be effective upon the first date that this Amendment has been executed by each of the Required Amendment Parties.  Following the effective date of this Amendment, whenever the Restructuring Support Agreement is referred to in any agreements, documents, and instruments, such reference shall be deemed to be to the Restructuring Support Agreement as amended by this Amendment.

2

4.                                      Waiver of Certain Termination Rights.  The extension or waiver of certain Milestones as set forth in this Amendment is being effectuated in accordance with Section 4 of the Restructuring Support Agreement, and, therefore, such extension or waiver shall not constitute a Restructuring Support Party Termination Event pursuant to Section 7(a) of the Restructuring Support Agreement, or any other breach by any of the Debtors or the Restructuring Support Parties under the Restructuring Support Agreement, including, without limitation, a breach of the Debtors’ commitments under Section 6 of the Restructuring Support Agreement.

[Signature pages follow.]

3

MAGNUM HUNTER RESOURCES CORPORATION

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - Third Amendment to Restructuring Support Agreement]

ALPHA HUNTER DRILLING, LLC

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - Third Amendment to Restructuring Support Agreement]

BAKKEN HUNTER, LLC

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - Third Amendment to Restructuring Support Agreement]

BAKKEN HUNTER CANADA, INC.

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - Third Amendment to Restructuring Support Agreement]

ENERGY HUNTER SECURITIES, INC.

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - Third Amendment to Restructuring Support Agreement]

HUNTER AVIATION, LLC.

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - Third Amendment to Restructuring Support Agreement]

HUNTER REAL ESTATE, LLC.

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - Third Amendment to Restructuring Support Agreement]

MAGNUM HUNTER MARKETING, LLC.

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - Third Amendment to Restructuring Support Agreement]

MAGNUM HUNTER PRODUCTION, INC.

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - Third Amendment to Restructuring Support Agreement]

MAGNUM HUNTER RESOURCES GP, LLC.

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - Third Amendment to Restructuring Support Agreement]

MAGNUM HUNTER RESOURCES, LP

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - Third Amendment to Restructuring Support Agreement]

MAGNUM HUNTER SERVICES, LLC

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - Third Amendment to Restructuring Support Agreement]

NGAS GATHERING, LLC

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - Third Amendment to Restructuring Support Agreement]

NGAS HUNTER, LLC

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - Third Amendment to Restructuring Support Agreement]

PRC WILLISTON, LLC

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - Third Amendment to Restructuring Support Agreement]

SHALE HUNTER, LLC
By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - Third Amendment to Restructuring Support Agreement]

TRIAD HOLDINGS, LLC

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - Third Amendment to Restructuring Support Agreement]

TRIAD HUNTER, LLC

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - Third Amendment to Restructuring Support Agreement]

VIKING INTERNATIONAL RESOURCES CO., INC

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - Third Amendment to Restructuring Support Agreement]

WILLISTON HUNTER ND, LLC

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - Third Amendment to Restructuring Support Agreement]

GOLDMAN SACHS ASSET MANAGEMENT, L.P., on behalf of its participating funds and accounts listed on Schedule A

By:	/s/ Jean Joseph
Name:	Jean Joseph
Title:	Managing Director

[Signature Page - Third Amendment to Restructuring Support Agreement]

Schedule A

[On file with the Administrative Agent]

[Signature Page - Third Amendment to Restructuring Support Agreement]

Highbridge Principal Strategies - NDT Senior Loan Fund L.P.

By: Highbridge Principal Strategies, LLC its Investment Manager

By:	/s/ Jeffrey Fitts
Name:	Jeffrey Fitts
Title:	Managing Director

[Signature Page - Third Amendment to Restructuring Support Agreement]

Highbridge Principal Strategies - Specialty Loan VG Fund, L.P.

By: Highbridge Principal Strategies, LLC its Investment Manager

By:	/s/ Jeffrey Fitts
Name:	Jeffrey Fitts
Title:	Managing Director

[Signature Page - Third Amendment to Restructuring Support Agreement]

Highbridge Specialty Loan Institutional Holdings Limited

By: Highbridge Principal Strategies, LLC its Investment Manager

By:	/s/ Jeffrey Fitts
Name:	Jeffrey Fitts
Title:	Managing Director

[Signature Page - Third Amendment to Restructuring Support Agreement]

HPS Specialty Loan Sector D Investment
Fund, L.P.

By:	Highbridge Principal Strategies, LLC its
Investment Manager

By:	/s/ Jeffrey Fitts
Name:	Jeffrey Fitts
Title:	Managing Director

[Signature Page - Third Amendment to Restructuring Support Agreement]

Highbridge Aiguilles Rouges Sector A
Investment Fund, L.P.

By:	Highbridge Principal Strategies, LLC its
Investment Manager

By:	/s/ Jeffrey Fitts
Name:	Jeffrey Fitts
Title:	Managing Director

[Signature Page - Third Amendment to Restructuring Support Agreement]

Highbridge Principal Strategies —
Specialty Loan Institutional Fund III,
L.P.

By:	Highbridge Principal Strategies, LLC its
Investment Manager

By:	/s/ Jeffrey Fitts
Name:	Jeffrey Fitts
Title:	Managing Director

[Signature Page - Third Amendment to Restructuring Support Agreement]

Highbridge Principal Strategies —
Specialty Loan Fund III, L.P.

By:	Highbridge Principal Strategies, LLC its
Investment Manager

By:	/s/ Jeffrey Fitts
Name:	Jeffrey Fitts
Title:	Managing Director

[Signature Page - Third Amendment to Restructuring Support Agreement]

FIFTH STREET STATION LLC, on behalf
of itself and the funds it manages

By:	/s/ Ben Kolpa
Name:	Ben Kolpa
Title:	Managing Director

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

CVC Credit Partners Global Special
Situations Holdings, L.P.

By:	/s/ Jennifer Patrickakos
Name:	Jennifer Patrickakos
Title:	Managing Director

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

CVC European Credit Opportunities (No.
8) S.a.r.l.

By:	/s/ Jennifer Patrickakos
Name:	Jennifer Patrickakos
Title:	Managing Director

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

CVC Global Credit Opportunities Master
Fund, L.P.

By:	/s/ Jennifer Patrickakos
Name:	Jennifer Patrickakos
Title:	Managing Director

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

CVC EUROPEAN CREDIT
OPPORTUNITIES S.A R.L. ACTING IN
RESPECT OF ITS COMPARTMENT A

By:	/s/ Jennifer Patrickakos
Name:	Jennifer Patrickakos
Title:	Managing Director

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Farmstead Master Fund, Ltd.

By:	/s/ Michael Scott
Name:	Michael Scott
Title:	Managing Member

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Kayne Energy Credit Opportunities, LP

By: Kayne Anderson Capital Advisors,
L.P., as general partner

By:	/s/ Michael O’Neil
Name:	Michael O’Neil
Title:	Chief Compliance Officer

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Kayne Anderson Capital Income Partners
(QP), L.P.

By: Kayne Anderson Capital Advisors,
L.P., as general partner

By:	/s/ Michael O’Neil
Name:	Michael O’Neil
Title:	Chief Compliance Officer

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Kayne Anderson Income Partners, L.P.

By: Kayne Anderson Capital Advisors,
L.P., as general partner

By:	/s/ Michael O’Neil
Name:	Michael O’Neil
Title:	Chief Compliance Officer

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Young Men’s Christian Association
Retirement Fund

By: Kayne Anderson Capital Advisors,
L.P., as investment manager

By:	/s/ Michael O’Neil
Name:	Michael O’Neil
Title:	Chief Compliance Officer

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Kaiser Foundation Hospitals

By: Kayne Anderson Capital Advisors,
L.P., as investment manager

By:	/s/ Michael O’Neil
Name:	Michael O’Neil
Title:	Chief Compliance Officer

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Raging Capital Master Fund, Ltd.

By:	/s/ Allan J. Young
Name:	Allan J. Young
Title:	Managing Partner

[Signature Page - Third Amendment to Restructuring Support Agreement]

The terms set forth above are hereby agreed to:

P River Birch Ltd., as Assignor

By:	River Birch Capital, LLC

By:	/s/ Matthew Gilmartin
Name:	Matthew Gilmartin
Title:	Chief Financial Officer

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

River Birch Master Fund L.P.

By:	River Birch Capital, LLC

By:	/s/ Matthew Gilmartin
Name:	Matthew Gilmartin
Title:	Chief Financial Officer

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

P River Birch Ltd.

By:	River Birch Capital, LLC

By:	/s/ Matthew Gilmartin
Name:	Matthew Gilmartin
Title:	Chief Financial Officer

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Third Point Offshore Master Fund L.P.

By:	/s/ James P Gallagher
Name:	James P Gallagher
Title:	CAO

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Third Point Partners L.P.

By:	/s/ James P Gallagher
Name:	James P Gallagher
Title:	CAO

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Third Point Ultra Master Fund L.P.

By:	/s/ James P Gallagher
Name:	James P Gallagher
Title:	CAO

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Third Point Partners Qualified L.P.

By:	/s/ James P Gallagher
Name:	James P Gallagher
Title:	CAO

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Third Point Reinsurance Company Ltd.

By:	/s/ James P Gallagher
Name:	James P Gallagher
Title:	CAO

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Third Point Reinsurance USA Ltd.

By:	/s/ James P Gallagher
Name:	James P Gallagher
Title:	CAO

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Lyxor / Third Point Fund Ltd.

By:	/s/ James P Gallagher
Name:	James P Gallagher
Title:	CAO

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Legg Mason Partners Income Trust — Western Asset Global High Yield Bond Fund

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Western Asset Funds, Inc. — Western Asset Macro Opportunities Fund

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Western Asset Global Multi-Sector, L.L.C.

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Legg Mason Western Asset Global High Yield Fund

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Western Asset High Yield Credit Energy Portfolio, LLC

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Western Asset Opportunistic Value Portfolio, L.L.C.

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

1199 SEIU Health Care Employees Pension Fund

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Allegheny Technologies Incorporated Master Pension Trust

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Ascension Alpha Fund, LLC

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Ascension Health Master Pension Trust

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

California State Teachers’ Retirement System

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Employees’ Retirement System of the State of Rhode Island

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

International Union, UAW — Strike Trust

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

John Hancock Fund II Floating Rate Income Fund

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

John Hancock II High Yield Fund

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

John Hancock Variable Insurance Trust — High Yield Trust

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Kaiser Foundation Hospitals

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Kaiser Permanente Group Trust

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Legg Mason Partners Variable Income Trust - Legg Mason Western Asset Variable Global High Yield Bond Portfolio

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Legg Mason Western Asset Global Credit Absolute Return Fund

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Legg Mason Western Asset Global Multi-Strategy Fund

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Legg Mason Western Asset Senior Loans Fund

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Legg Mason Western Asset US High Yield Fund

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

LMP Corporate Loan Fund Inc.

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Southern California Edison Company
Retirement Plan Trust

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Stichting Pensioenfonds DSM Nederland

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

The Walt Disney Company Retirement
Plan Master Trust

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Western Asset Bank Loan (Multi-
Currency) Master Fund

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Western Asset Bank Loan (Offshore)
Fund

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Western Asset Credit Opportunities
Portfolio, L.L.C.

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Western Asset Floating Rate High Income
Fund LLC

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Western Asset Global High Income Fund
Inc.

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Western Asset Global High Yield Bond
Fund

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Western Asset Global Partners Income
Fund Inc.

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Western Asset High Income Fund II Inc.

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Western Asset High Yield Defined
Opportunity Fund Inc.

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Western Asset High Yield Fund

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Western Asset Managed High Income
Fund Inc.

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Western Asset Middle Market Debt Fund
Inc.

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Western Asset Middle Market Income
Fund Inc.

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Western Asset Premier Bond Fund

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Western Asset Short Duration High
Income Fund

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Western Asset Short-Dated High Yield
Master Fund, Ltd.

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Western Asset Strategic US Dollar High
Yield Portfolio LLC

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Advanced Series Trust AST Academic Strategies Asset Allocation Portfolio

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Employees’ Retirement System of the State of Hawaii

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

European Multi-Sector Fund

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

International Kapitalanlagegesellschaft mbh

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

John Lewis Partnership Pensions Trust

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

General Electric Pension Trust

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Legg Mason Qualified Investor Fund (II) plc

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Legg Mason Western Asset Diversified Strategic Income Fund

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

MultiMix Wholesale Diversified Fixed Interest Trust

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Vantagepoint Funs High Yield Fund

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Legg Mason Western Asset Global Multi Strategy Bond Fund

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Diageo Pension Trust Ltd.

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Western Asset Opportunistic US$ High Yield Securities Portfolio, LLC

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Oklahoma Tobacco Settlement Endowment Trust

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Guidestone Funds Global Bond Fund

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

International Union, UAW - Master Pension Trust

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Western Asset High Income Opportunity Fund Inc.

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Blue Cross Blue Shield of Michigan Mutual Insurance Company

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Kern County Employees’ Retirement Association

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Consulting Group Capital Markets-High Yield Investments

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page - Third Amendment to Restructuring Support Agreement]

LENDER:

Wingspan Master Fund, LP

By: Wingspan GP, LLC, its General Partner

By:	/s/ Brendan Driscoll
Name:	Brendan Driscoll
Title:	COO/CFO

[Signature Page - Third Amendment to Restructuring Support Agreement]